AMENDMENT NO. 4 AND INTERIM WAIVER

This AMENDMENT NO. 4 AND INTERIM WAIVER (this "Amendment"), dated as of May 17, 1999, is by and among HVIDE MARINE INCORPORATED (the "Borrower"), the Guarantors listed on the signature pages hereto (the "Guarantors"), CITIBANK, N.A., as Administrative Agent (the "Administrative Agent"), BANKBOSTON, N.A., as
Documentation Agent (the "Documentation Agent" and together with the Administrative Agent, the "Agents"), and the lending institutions party to the Credit Agreement referred to below (collectively, the "Banks").

WHEREAS, the Borrower, certain of the Guarantors, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998 (as amended, the "Credit Agreement"), pursuant to which the Agents and the Banks, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

WHEREAS, the Borrower has informed the Banks that it may be in default of the covenants contained in ss.ss.13.1, 13.2, 13.3 and 13.5 of the Credit Agreement as at March 31, 1999 and for the fiscal period then ended (such defaults are referred to herein, collectively, as the "Specified Defaults");

WHEREAS, the Borrower and the Guarantors have requested that the Banks and the Agents amend certain of the terms and provisions of the Credit Agreement and the other Loan Documents and grant to the Borrower an interim waiver of the Specified Defaults;

WHEREAS, the Banks and the Agents have agreed, subject to the satisfaction of the conditions precedent set forth herein, to amend the Credit Agreement and the other Loan Documents as set forth herein, and to grant to the Borrower an interim waiver of the Specified Defaults; and

WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

NOW, THEREFORE, the Borrower, the Guarantors, the Banks and the Agents hereby agree as follows:

ss.1. Interim Waiver. Subject to the satisfaction of the conditions precedent set forth in ss.7 hereof and in consideration of and reliance upon the agreements of the Borrower and each of the Guarantors contained herein, each of the Banks agrees, during the period (the "Waiver Period) from the date hereof until the date (the "Waiver Expiration Date") that is the earlier to occur of June 30, 1999, at 5:00 p.m. (New York local time) and the occurrence of any Default or Event of Default (other than the Specified Defaults and any Default or Event of Default caused by the Specified Defaults) to waive the Specified Defaults and any Default or Event of Default caused by the occurrence of the Specified Defaults. Such waiver shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the Waiver Expiration Date. Upon the expiration of the Waiver Period, and from and after such date, (a) the Banks and the Agents shall retain all of the rights and remedies relating to the Specified Defaults, and any other Default or Event of Default under the Credit Agreement, (b) the Specified Defaults shall be reinstated and shall be in full force and effect for all periods including, prior to, and after, the Waiver Period, and (c) any obligations of the Banks to make Revolving Credit Loans and the Issuing Bank to issue, extend or renew Letters of Credit shall be subject to the terms and conditions set forth in the Credit Agreement, including, without limitation, the conditions precedent set forth in ss.15 thereof.

ss.2. Other Defaults. The waiver set forth in ss.1 hereof shall apply only to the Specified Defaults and no waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby. Any obligation of the Banks to make Revolving Credit Loans and of the Issuing Bank to issue, extend or renew Letters of Credit shall, at all times (including, without limitation, during the Waiver Period), be subject to the satisfaction of the conditions precedent set forth in the Credit Agreement, exclusive, during the Waiver Period, of those conditions precedent relating to the absence of the Specified Defaults. The Banks and the Agents shall, at all times, retain all of the rights and remedies in respect of any Default or Event of Default under the Credit Agreement other than, during the Waiver Period, the Specified Defaults.

ss.3. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in ss.7 hereof, the Credit Agreement is hereby amended as follows:

         ss.3.1     Definitions.

(a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" set forth therein in its entirety.

(b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Available Commitment" and "Interest Payment Date" set forth therein in their entirety and substituting in lieu thereof, respectively, the following new definitions:

"Available Commitment. $160,355,058, or such higher amount as may be consented to by both of the Agents and the Required Banks, each such consent to be in the sole and absolute discretion of such Person."

"Interest Payment Date. As to each Loan (i) May 21, 1999 with respect to interest accrued on such date and (ii) the last Business Day of each calendar week ending thereafter, including, without limitation, the calendar week which includes the Drawdown Date of such Loan."

(c) The definition of "Interest Period" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the word "quarter" occurring in the sixth line of such definition and substituting in lieu thereof the word "week".

(d) The definition of "Required Banks" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the text "fifty-one percent (51%)" occurring in the third line of such definition and substituting in lieu thereof the text "seventy-five percent (75%)".

ss.3.2 Interest on Revolving Credit Loans. The Credit Agreement is hereby further amended by deleting ss.2.5 thereto in its entirety and substituting in lieu thereof the following new ss.2.5:

2.5. Interest on Revolving Credit Loans. Effective as of May 17, 1999, and except as otherwise provided in ss.8.9, each Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus five percent (5%) per annum. Notwithstanding anything to the contrary contained herein, including, without limitation, ss.2.6 hereof, no Revolving Credit Loans shall bear interest determined by reference to the Eurodollar Rate.

ss.3.3 Interest on Term Loan. The Credit Agreement is hereby further amended by deleting ss.4.5.1. thereto in its entirety and substituting in lieu thereof the following new ss.4.5.1.:

4.5.1. Interest on Term Loan. Effective as of May 17, 1999, and except as otherwise provided in ss.8.9, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the rate per annum equal to the Base Rate plus five percent (5%) per annum. Notwithstanding anything to the contrary contained herein, no portion of the Term Loan shall bear interest determined by reference to the Eurodollar Rate.

ss.3.4 Mandatory Prepayments of Term Loan. Section 4.6 of the Credit Agreement is hereby amended by deleting the following text from such Section: "pro rata to the remaining scheduled installment payments of the Term Loan; provided that, prepayments of the Term Loan pursuant to this Section 4.6 made with the proceeds of a Specified Sale Leaseback shall be applied".

ss.3.5 Letter of Credit Fees. Section 5.6 of the Credit Agreement is hereby amended by (i) deleting the text "three and one-half percent (3-1/2%) per annum" occurring in such Section and substituting in lieu thereof the text "five percent (5%) per annum" and (ii) deleting the word "month" occurring in the second, sixth, seventh and eleventh lines of such Section and substituting in lieu thereof the word "week".

ss.3.6 Interest After Default. Section 8.9.1 of the Credit Agreement is hereby amended by deleting the words "two percent (2%) above the Base Rate plus the Applicable Margin" and substituting in lieu thereof the words "seven percent (7%) above the Base Rate".

ss.3.7 Bank Accounts. Section 11.16 of the Credit Agreement is hereby amended by deleting the date "May 4, 1999" set forth therein and substituting in lieu thereof the date "June 1, 1999".

ss.3.8 Cash Management Arrangements. Section 11.18 of the Credit Agreement is hereby amended by deleting the date "May 4, 1999" set forth therein and substituting in lieu thereof the date "June 1, 1999".

ss.3.9 Vessel Operational Matters. Section 11.20 of the Credit Agreement is hereby amended by deleting the text "on or before May 3, 1999, or as promptly thereafter as possible" set forth therein and substituting in lieu thereof the text "as promptly as practicable after any reasonable request therefor by the Agents, their counsel or their representatives".

ss.3.10 Collateral Preservation. Section 11.23 of the Credit Agreement is hereby amended by inserting the text ", subject to Permitted Liens entitled to priority under applicable law" immediately before the period at the end of such Section.

ss.3.11 Restructuring Efforts. The Credit Agreement is hereby further amended by inserting the following new ss.11.24 therein in the correct numerical sequence:

"ss.11.24 Restructuring Efforts. The Borrower shall, not less frequently than weekly, provide the Banks with a written or oral report, in reasonable detail, as to the status of its restructuring efforts."

ss.3.12 Restrictions on Investments. Section 12.3(j) of the Credit Agreement is hereby amended by (i) deleting the word "and" occurring immediately before the numeral "(ii)" in the proviso of such Section and substituting in lieu thereof a comma and (ii) inserting the following new text immediately before the period at the end of such Section: ", and (iii) the Borrower or, as applicable, a Subsidiary of the Borrower, was, on or before April 18, 1999, contractually obligated to make such Investment".

ss.3.13 Disposition of Assets. The Credit Agreement is hereby further amended by deleting ss.12.5.2 thereof in its entirety and substituting in lieu thereof the following new ss.12.5.2:

"12.5.2. Disposition of Assets. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the sale of inventory and the disposition of assets other than Vessels no longer used or useful in the business or operations of the Borrower, in each case, in the ordinary course of business consistent with past practices, (b) the transfer of assets from any Subsidiary of the Borrower to the Borrower or a Guarantor or from any Non-Guarantor Subsidiary to the Borrower or another Subsidiary of the Borrower, and (c) the sale of assets by the Borrower and its Subsidiaries not otherwise permitted pursuant to the foregoing clauses of this Section 12.5.2 (including, without limitation, a sale of assets pursuant to a sale leaseback transaction which is permitted pursuant to Section 12.6); provided that (i) no Default or Event of Default shall have occurred and be continuing, (ii) each such sale is made to a third party which is not an Affiliate of the Borrower, (iii) as consideration for such sale, the Borrower receives cash in an amount not less than the fair market value of such assets, and (iv) the Borrower shall apply the Net Cash Proceeds received from such sale, transfer or other disposition to the prepayment of the Term Loan in accordance with Section 4.6 and, after the repayment in full of the Term Loan, to the repayment of the Revolving Credit Loans, which repayment of Revolving Credit
Loans will be accompanied by an equivalent and permanent reduction in the Available Commitment and the Total Revolving Credit Commitment. Notwithstanding the foregoing, the Borrower will not, and will not permit any of its Subsidiaries to, (a) effect any disposition of assets constituting Collateral without the prior written consent of the Agents or (b) become a party to any agreement to effect any disposition of assets constituting Collateral unless such agreement provides that such disposition is contingent upon the prior written consent of the Agents. The provisions of this ss.12.5.2 shall not impair the rights of the Banks set forth in ss.29."

ss.3.14 Expenses. Section 19.1 of the Credit Agreement is hereby amended as follows:

(a) by inserting the text "any cash management documentation and related matters," immediately after the word "herein," occurring in the thirteenth line of such Section;

(b) by (i) deleting the word "and" occurring immediately before the numeral "(vii)" therein and (ii) adding the following new text immediately before the period at the end of the first sentence of such Section:

", (viii) the fees and expenses of Holland & Knight LLP, special maritime counsel to the Agents (subject to such counsel entering into a confidentiality agreement to the reasonable satisfaction of the Borrower), and (ix) any fees, costs and expenses and bank charges, including bank charges for returned checks, incurred by an Agent or any Bank in establishing, maintaining or handling agency accounts, lock box accounts, cash management arrangements and/or any other accounts, agreements or arrangements for the collection of any of the Collateral"; and

(c) by (i) deleting the word "and" occurring immediately before the numeral "(iii)" in the last sentence of such Section and (ii) adding the following new text immediately after the words "Weil, Gotshal & Manges LLP" in such sentence:
", and (iv) Holland & Knight LLP".

ss.3.15 Indemnification. Section 19.2 of the Credit Agreement is hereby amended by (i) deleting the word "or" occurring immediately before the numeral "(iii)", in such Section and substituting in lieu thereof a comma and (ii) inserting the following new text immediately before the words "in each case" occurring in the eighteenth line of such Section:

"(iv) the reversal or withdrawal of any provisional credits granted by an Agent or any Bank or any other Person upon the transfer of funds from lock box, bank agency or concentration accounts or in connection with the provisional honoring of checks or other items, or (v) except to the extent that any such liability, loss, damage or expense shall have been finally determined by a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of an Agent or a Bank, an Agent or any Bank entering into any agency agreements or other arrangements with respect to any lockbox accounts maintained by the Borrower or any of its Subsidiaries with any Person, including any liability of an Agent or any Bank arising under any indemnification obligations incurred pursuant to any of the foregoing,"

         ss.4.      Agreement of the Borrower and the Guarantors.

(a) Each of the Borrower and each of the Guarantors shall cooperate with the Banks and the Agents and to take all actions necessary or advisable to promptly implement the bank account agreements and Agency Account Agreements provided for in the Credit Agreement, to perfect the Agents' rights in all Collateral and to more fully carry out the transactions contemplated by the Loan Documents.

(b) This Amendment shall constitute a Loan Document, as defined in the Credit Agreement, and (i) any failure of the Borrower or any of the Guarantors to comply with the provisions of this Amendment and/or (ii) the failure of any representation or warranty contained herein to be true and correct in all material respects shall constitute a Default and an Event of Default under the Credit Agreement.

ss.5. Representations and Warranties. The Borrower and each of the Guarantors represent and warrant to the Banks and the Agents as follows:

(a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date, and except as to the representations and warranties set forth in ss.10.11 (with respect to the existence of the Specified Defaults) and ss.10.22 (with respect to additional bank accounts which have been disclosed to the Agents); provided, however, for purposes of clause (ii) of this Section 5(a), neither the Borrower nor any of the Guarantors shall be deemed to make any representation or warranty as to the matters set forth in ss.10.5 of the Credit Agreement.

(b) Authority, Etc. The execution and delivery by the Borrower and each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the corporate or limited partnership, as the case may be, authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate or limited partnership proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

(c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms.

(d) Perfection of Security Interest. Each of the Borrower and each of the Guarantors hereby represents, warrants and affirms the first priority perfected security interest of the Documentation Agent, for the benefit of the Banks and the Agent, in substantially all of the Collateral, subject to Permitted Liens entitled to priority under applicable law. The Agents and the Banks acknowledge that such representation, warranty, and affirmation does not constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

         ss.6.      Affirmation and Agreements of Borrower and the Guarantors.

(a) The Borrower hereby affirms its absolute and unconditional promise to perform and pay to each Bank and the Agents the Obligations under the Notes, the Credit Agreement as amended hereby, and the other Loan Documents at the times and in the amounts provided for therein.

(b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations under the Credit Agreement as amended hereby and the other Loan Documents.

(c) In order to induce the Agents and the Banks to enter into this Amendment, each of the Borrower and the Guarantors acknowledges and agree that: (i) neither of them has any claim or cause of action against either of the Agents or any of the Banks (or any of their respective directors, officers, employees or agents);
(ii) neither of them has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agents and the Banks; and (iii) each of the Agents and the Banks have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrower and the Guarantors. The Borrower and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agents' or any Bank's rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrower and the Guarantors unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of either of the Agents or any of the Banks to any of the Borrower and the Guarantors, except the obligations to be performed by the Agent and the Banks as expressly stated in this Amendment and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any of the Guarantors might otherwise have against either of the Agents or any of the Banks or any of their directors, officers, employees or agents, in either case (A) or
(B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever presently existing or hereafter arising. Notwithstanding the foregoing, nothing contained herein shall constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

ss.7. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent, on or before May 24, 1999 (each of the following to be in form and substance satisfactory to the Agents):

(a) receipt by the Agents of an original counterpart signature (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrower, each of the Guarantors, the Banks and the Agents;

(b) payment by the Borrower of the legal, appraisal, and out-of-pocket fees and expenses of the Agents incurred in connection with the preparation and negotiation of this Amendment, and the Agents' collateral appraisal of the Borrower and its Subsidiaries, in each case, to the extent that invoices for the same have been presented to the Borrower;

(c) the Borrower and the Guarantors shall have taken all other actions reasonably requested by the Agents to ensure for the benefit of the Banks and the Agents, the first priority perfected security interest of all of the security interests and other liens granted to the Documentation Agent, in all existing and after-acquired Collateral (subject to Permitted Liens entitled to priority under applicable law), including, without limitation, the execution and filing of Uniform Commercial Code financing statements, the notation of the Documentation Agent's name as lienholder on all certificates of title, and the naming of the Documentation Agent as assignee and loss payee on all insurance policies of the Borrower and the Guarantors; and

(d) receipt by the Agents of (i) evidence of proper corporate and/or partnership authorization by the Borrower and each of the Guarantors of this Amendment and
(ii) all such other closing documents as reasonably requested by either of the Agents.

ss.8. Agreement and Acknowledgment of the Banks. Each of the Banks hereby (a) consents to the sale of the Vessel Seabulk Bravo, Official Number 1225, for a total consideration of not less than $1,350,000; provided that the greater of $1,250,000 and the Net Cash Proceeds received by the Borrower and its Subsidiaries from such sale shall, contemporaneously with such sale, be applied to the prepayment of the Term Loan in accordance with ss.4.6 of the Credit Agreement, as amended hereby, (b) acknowledges and agrees that ss.ss.19.1 and
19.2 of the Credit Agreement, in each case as amended hereby, shall continue to be subject to ss.18.7 of the Credit Agreement, and (c) agrees that the Documentation Agent may, on behalf of the Banks and the Agents, subordinate the security interest and lien of the Documentation Agent, for the benefit of the Banks and the Agents, in certain of the assets owned by Seabulk Offshore, Ltd., to the lien and security interest of debis Financial Services, Inc. in such assets, pursuant to a Subordination Agreement in the form attached hereto as Exhibit A.

ss.9. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

(b) The participation by either Agent or any Bank or Banks and/or any of their respective representatives in discussions with the Borrower and/or its affiliates or representatives shall not impose any duty on any party to negotiate a restructuring of the Credit Agreement or to agree on any restructuring. No oral representations or statements shall constitute an agreement by any party. The Credit Agreement can only be amended in a duly signed and authorized writing. The Borrower and its affiliates shall not be entitled to rely on statements or representations of either Agent, any Bank or their representatives, other than those in writing duly signed and authorized.

(c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF
LAW).

(d) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

(e) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                     HVIDE MARINE INCORPORATED



                     By:
                     Title:

                     CITIBANK, N.A., individually and as Administrative Agent



                     By:
                     Title:

                     BANKBOSTON, N.A., individually and as Documentation Agent



                     By:
                     Title:

                     BNY FINANCIAL CORPORATION



                     By:
                     Title:

                     HIBERNIA NATIONAL BANK


                     By:
                     Title:

                     AMSOUTH BANK



                     By:
                     Title:

                     BANK ONE, LOUISIANA, N.A.
                     (AS SUCCESSOR TO FIRST NATIONAL BANK OF COMMERCE)



                     By:
                     Title:

                     UNION BANK OF CALIFORNIA, N.A.



                     By:
                     Title:

                     ABN AMRO BANK, N.V.


                     By:
                     Title:


                     By:
                     Title:

                        ARAB BANKING CORPORATION (B.S.C.)



                     By:
                     Title:

                     CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH


                     By:
                     Title:


                     By:
                     Title:

                     FIRST UNION NATIONAL BANK



                     By:
                     Title:

                     CREDIT LYONNAIS NEW YORK BRANCH



                     By:
                     Title:

                      SOUTHTRUST BANK, NATIONAL ASSOCIATION



                     By:
                     Title:

                       SUNTRUST BANK, SOUTH FLORIDA, N.A.



                     By:
                     Title:

                     UNION PLANTERS BANK OF FLORIDA



                     By:
                     Title:

Each of the undersigned Guarantors hereby consents to the above Amendment and confirms its unconditional guaranty of the Obligations under the Credit Agreement, as amended hereby.

                             HVIDE MARINE TRANSPORT, INCORPORATED
                             SEABULK CONDOR, INC.
                             SEABULK CORMORANT, INC.
                             SEABULK CARDINAL, INC.
                             SEABULK COOT II, INC.
                             SEABULK CYGNET I, INC.
                             SEABULK EAGLE II, INC.
                             SEABULK FALCON II, INC.
                             SEABULK GANNET I, INC.
                             SEABULK GANNET II, INC.
                             SEABULK HARRIER, INC.
                             SEABULK HAWAII, INC.
                             SEABULK KESTREL, INC.
                             SEABULK LARK, INC.
                             SEABULK MALLARD, INC.
                             SEABULK OFFSHORE GLOBAL HOLDINGS, INC.
                             SEABULK OFFSHORE HOLDINGS, INC.
                             SEABULK OFFSHORE INTERNATIONAL, INC.
                             SEABULK OFFSHORE, LTD.
                              By its general partner Seabulk Tankers, Ltd.
                              By its general partner Hvide Marine Transport,
                               Incorporated
                             SEABULK OFFSHORE OPERATORS, INC.
                             SEABULK OREGON, INC.
                             SEABULK OSPREY, INC.
                             SEABULK PENGUIN I, INC.
                             SEABULK PENGUIN II, INC.
                             SEABULK RAVEN, INC.
                             SEABULK ROOSTER, INC.
                             SEABULK SABINE, INC.
                             SEABULK SNIPE, INC.
                             SEABULK SWAN, INC.

                             SEABULK TANKERS, LTD.
                              By its general partner Hvide Marine Transport,
                               Incorporated
                             SEABULK TOUCAN, INC.
                             SEABULK TRANSMARINE PARTNERSHIP, LTD.
                              By its general partner Seabulk Tankers, Ltd.
                              By its general partner Hvide Marine Transport,
                               Incorporated
                              SEABULK VERITAS, INC.
                             HMI OPERATORS, INC.
                             HVIDE MARINE INTERNATIONAL, INC.
                             OFFSHORE MARINE MANAGEMENT INTERNATIONAL, INC. SEABULK ALBANY, INC.
                             SEABULK ALKATAR, INC.
                             SEABULK ARABIAN, INC.
                             SEABULK ARZANAH, INC.
                             SEABULK ARCTIC EXPRESS, INC.
                             SEABULK ARIES II, INC.
                             SEABULK BARRACUDA, INC.
                             SEABULK BATON ROUGE, INC.
                             SEABULK BECKY, INC.
                             SEABULK BETSY, INC.
                             SEABULK BRAVO, INC.
                             SEABULK BUL HANIN, INC.
                             SEABULK CAPRICORN, INC.
                             SEABULK CAROL, INC.
                             SEABULK CAROLYN, INC.
                             SEABULK CHAMP, INC.
                             SEABULK CHRISTOPHER, INC.
                             SEABULK CLAIBORNE, INC.
                             SEABULK CLIPPER, INC.
                             SEABULK COMMAND, INC.
                             SEABULK CONSTRUCTOR, INC.
                             SEABULK COOT I, INC.
                             SEABULK CYGNET II, INC.
                             SEABULK DANAH, INC.
                             SEABULK DAYNA, INC.
                             SEABULK DEBBIE, INC.
                             SEABULK DEBORA ANN, INC.
                             SEABULK DEFENDER, INC.
                             SEABULK DIANA, INC.
                             SEABULK DISCOVERY, INC.
                             SEABULK DUKE, INC.
                             SEABULK EAGLE, INC.
                             SEABULK EMERALD, INC.
                             SEABULK ENERGY, INC.
                             SEABULK EXPLORER, INC.
                             SEABULK FALCON, INC.
                             SEABULK FREEDOM, INC.
                             SEABULK FULMAR, INC.
                             SEABULK GABRIELLE, INC.
                             SEABULK GAZELLE, INC.
                             SEABULK GIANT, INC.
                             SEABULK GREBE, INC.
                             SEABULK HABARA, INC.
                             SEABULK HAMOUR, INC.
                             SEABULK HATTA, INC.
                             SEABULK HAWK, INC.
                             SEABULK HERCULES, INC.
                             SEABULK HERON, INC.
                             SEABULK HORIZON, INC.
                             SEABULK HOUBARE, INC.
                             SEABULK IBEX, INC.
                             SEABULK ISABEL, INC.
                             SEABULK JASPER, INC.
                             SEABULK JEBEL ALI, INC.
                             SEABULK KATIE, INC.
                             SEABULK KING, INC.
                             SEABULK KNIGHT, INC.
                             SEABULK LAKE EXPRESS, INC.
                             SEABULK LARA, INC.
                             SEABULK LIBERTY, INC.
                             SEABULK LINCOLN, INC.
                             SEABULK LULU, INC.
                             SEABULK MAINTAINER, INC.
                             SEABULK MARLENE, INC.
                             SEABULK MARTIN I, INC.
                             SEABULK MARTIN II, INC.
                             SEABULK MASTER, INC.
                             SEABULK MERLIN, INC.
                             SEABULK MUBARRAK, INC.
                             SEABULK NEPTUNE, INC.
                             SEABULK NIDDY, INC.
                             SEABULK OFFSHORE ABU DHABI, INC.
                             SEABULK OFFSHORE DUBAI, INC.
                             SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED
                             SEABULK ORYX, INC.
                             SEABULK PELICAN, INC.
                             SEABULK PENNY, INC.
                             SEABULK PERSISTENCE, INC.
                             SEABULK PETREL, INC.
                             SEABULK PLOVER, INC.
                             SEABULK POWER, INC.
                             SEABULK PRIDE, INC.
                             SEABULK PRINCE, INC.
                             SEABULK PRINCESS, INC.
                             SEABULK PUFFIN, INC.
                             SEABULK QUEEN, INC.
                             SEABULK SALIHU, INC.
                             SEABULK SAPPHIRE, INC.
                             SEABULK SARA, INC.
                             SEABULK SEAHORSE, INC.
                             SEABULK SENGALI, INC.
                             SEABULK SERVICE, INC.
                             SEABULK SHARI, INC.
                             SEABULK SHINDAGA, INC.
                             SEABULK SKUA I, INC.
                             SEABULK SUHAIL, INC.
                             SEABULK SWIFT, INC.
                             SEABULK TAURUS, INC.
                             SEABULK TENDER, INC.
                             SEABULK TIMS I, INC.
                             SEABULK TITAN, INC.
                             SEABULK TOOTA, INC.
                             SEABULK TRADER, INC.
                             SEABULK TRANSMARINE II, INC.
                             SEABULK TREASURE ISLAND, INC.
                             SEABULK UMM SHAIF, INC.
                             SEABULK VIRGO I, INC.
                             SEABULK VOYAGER, INC.
                             SEABULK ZAKUM, INC.


                            By:
                            Name:
                            Title:

                          SEABULK OFFSHORE OPERATORS NIGERIA LIMITED


                            By:
                            Name:
                            Title:

                            SEABULK RED TERN LIMITED


                            By:
                            Name:
                            Title:

                          SEAMARK LTD., INC.


                             By: __________________________
                             Name:
                             Title:

                           LIGHTSHIP LIMITED PARTNER HOLDINGS, LLC

                             By:      Hvide Marine Incorporated, as sole member


                             By:
                             Name:
                             Title:

                            MARANTA, S.A.


                              By:
                              Name:
                              Title:

                           HVIDE MARINE TOWING, INC.
                           HVIDE MARINE TOWING SERVICES, INC.
                           SEABULK OCEAN SYSTEMS CORPORATION
                           LONE STAR MARINE SERVICES, INC.
                           SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
                           SEABULK OFFSHORE U.K., LIMITED
                           OCEAN SPECIALTY TANKERS CORP.
                           SUN STATE MARINE SERVICES, INC.



                              By: __________________________
                              Name: Andrew W. Brauninger
                              Title:  as Attorney In Fact

                            SEABULK ST. TAMMANY, INC.


                               By:
                               Name:
                               Title:

                            HMI CAYMAN HOLDINGS, INC.


                               By:
                               Name:
                               Title:

                            HVIDE MARINE de VENEZUELA, S.R.L.


                                By:
                                Name:
                                Title: